SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 15, 1997


                             PROPERTY CAPITAL TRUST
             (Exact name of Registrant as Specified in its Charter)

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      MASSACHUSETTS                    1-7003                   04-2452367
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
 of incorporation)                                           Identification No.)



                               101 Federal Street
                           Boston, Massachusetts 02110
                                 (617) 737-0100
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   (Address, including zip code, and telephone number, including area code, of
    Registrant's principal executive offices)


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ITEM 8.     CHANGE IN FISCAL YEAR

      On November 19, 1996, the Board of Trustees of Property Capital Trust (the "Registrant") authorized a change in the Registrant's fiscal year, contingent upon consummation by the Registrant of the sale of a property known as Chicago City Centre Holiday Inn ("Chicago City Centre Holiday Inn"), from a period beginning on August 1 and ending July 31 to a period beginning on January 1 and ending on December 31. On January 15, 1997, the Registrant sold the Chicago City Centre Holiday Inn, and, accordingly, its fiscal year has been changed. The Registrant anticipates that the report covering the transition period for the Registrant will be the Quarterly Report on Form 10-Q for the period ended December 31, 1996.






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                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PROPERTY CAPITAL TRUST
                                               (Registrant)


Date:  January 24, 1997                        By:   /s/ ROBERT M. MELZER
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                                                   Robert M. Melzer
                                                   President and Chief Executive
                                                   Officer